NEW YORK - July 24, 2000 -- American Express Company today reported record quarterly net income of $740 million, up from $646 million in the same period a year ago. Diluted earnings per share rose 15 percent to $0.54 compared with $0.47. Net revenues on a managed basis totaled $5.6 billion, up 16 percent from $4.8 billion. The company's return on equity was 25.5 percent. These results reflected strong earnings and revenue growth at Travel Related Services and American Express Financial Advisors, and met the company's long-term targets of 12-15 percent earnings per share growth, at least 8 percent growth in revenues and a return on equity of 18-20 percent.

Travel Related Services (TRS) reported record quarterly net income of $472 million, up 15 percent from $411 million in the second quarter a year ago.

TRS net revenues increased 17 percent, reflecting higher billed business as well as strong growth in cardmember loans. These improvements resulted from an increase of 5.5 million cards in force, up 12 percent from a year ago, and higher average spending per cardmember. The higher spending was driven by several factors, including rewards programs and expanded merchant coverage. The net interest yield on cardmember loans decreased from year-ago levels, reflecting a higher percentage of loan balances on introductory rates and lower-rate products. Other revenues increased, primarily reflecting higher fee income.

The provision for losses on the charge card and lending portfolios grew as a result of higher volume, partly offset by continued improvement in credit quality in the lending portfolio. Charge card interest expense grew as a result of higher volumes and increased borrowing costs. Marketing and promotion expenses rose as a result of increased business-building activities, while human resources expenses increased due to greater business volumes. Other operating expenses rose, reflecting in part the cost of cardmember loyalty programs, business growth and investment spending. Included in other operating expenses for the current quarter was a gain related to the sale of an international leisure travel business. This gain was offset by increased investment spending and therefore did not have a material impact on net income or total expenses.

The above discussion presents TRS results "on a managed basis" as if there had been no securitization transactions, which conforms to industry practice. The attached financials present TRS results on both a managed and reported basis. Net income is the same in both formats.

On a reported basis, TRS results for the second quarters of 2000 and 1999 included securitization gains of $80 million ($52 million after-tax) and $99 million ($64 million after-tax), respectively. These gains were offset by higher expenses related to card acquisition activities and therefore had no material impact on net income or total expenses.

American Express Financial Advisors (AEFA) reported record quarterly net income of $275 million, up 14 percent from $242 million a year ago.

Net revenues and earnings growth benefited from higher fee revenues due to an increase in managed assets. This increase reflected positive net sales and market appreciation over the past 12 months, despite market depreciation during the quarter. AEFA reported increases in sales of mutual funds, annuities, and life and other insurance products. Human resources expenses rose, largely because of compensation costs associated with higher sales, asset levels and number of financial advisors. Other operating expenses increased from year-ago levels due to higher business volumes and ongoing investments to build the business.

American Express Bank/Travelers Cheque (AEB/TC) reported quarterly net income of $40 million compared with $38 million a year ago.

Net income at American Express Bank reflects greater commission and fee revenues, partially offset by decreased net interest income mainly due to higher funding costs. Travelers Cheque results rose slightly due to strong sales and greater interest income.

Corporate and Other reported net expenses of $47 million, compared with $45 million a year ago. Results for the current quarter include an investment gain that was offset by expenses related to business-building initiatives during the quarter.

Beginning with the 2000 third quarter earnings release, Travelers Cheque results will be reported as part of TRS, rather than AEB, to reflect recent organizational changes.

American Express Company (http://www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.


                       American Express Company
                       ------------------------
                           Financial Summary
                           -----------------
                              (Unaudited)

(Dollars in millions)


                                           Quarters Ended
                                              June 30,
                                           --------------   Percentage
                                           2000      1999   Inc/(Dec)
                                           ----      ----   --------
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                $4,278    $3,669      17 %
  American Express Financial Advisors     1,081       916      18
  American Express Bank/
    Travelers Cheque                        262       259       1
                                          -----     -----
                                          5,621     4,844      16
  Corporate and Other,
    including adjustments and
      eliminations                          (63)      (33)     91
                                          -----     -----
CONSOLIDATED NET REVENUES
  (MANAGED BASIS) (A)                    $5,558    $4,811      16
                                          =====     =====

Pretax Income
-------------
  Travel Related Services                  $727      $628      16
  American Express Financial Advisors       397       353      12
  American Express Bank/
    Travelers Cheque                          4         6     (34)
                                           -----      ---
                                           1,128      987      14
  Corporate and Other                        (82)     (92)    (12)
                                           -----      ---
PRETAX INCOME                             $1,046     $895      17
                                           =====      ===

Net Income
----------
  Travel Related Services                  $472      $411      15
  American Express Financial Advisors       275       242      14
  American Express Bank/
    Travelers Cheque                         40        38       6
                                            ---       ---
                                            787       691      14
  Corporate and Other                       (47)      (45)      5
                                            ---       ---
NET INCOME                                 $740      $646      15
                                            ===       ===

                                          Six Months Ended
                                              June 30,
                                          ----------------  Percentage
                                           2000      1999   Inc/(Dec)
                                           ----      ----   --------
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                $8,322    $7,103      17 %
  American Express Financial Advisors     2,100     1,802      17
  American Express Bank/
    Travelers Cheque                        513       506       1
                                         ------     -----
                                         10,935     9,411      16
  Corporate and Other,
    including adjustments and
      eliminations                         (118)      (75)     57
                                         ------     -----
CONSOLIDATED NET REVENUES
  (MANAGED BASIS) (A)                   $10,817    $9,336      16
                                         ======     =====

Pretax Income
-------------
  Travel Related Services                $1,363    $1,182      15
  American Express Financial Advisors       752       665      13
  American Express Bank/
    Travelers Cheque                          7        18     (63)
                                          -----     -----
                                          2,122     1,865      14
  Corporate and Other                      (156)     (178)    (13)
                                          -----     -----
PRETAX INCOME                            $1,966    $1,687      17
                                          =====     =====

Net Income
----------
  Travel Related Services                  $888      $774      15
  American Express Financial Advisors       520       456      14
  American Express Bank/
    Travelers Cheque                         80        79       1
                                          -----     -----
                                          1,488     1,309      14
  Corporate and Other                       (92)      (88)      5
                                          -----     -----
NET INCOME                               $1,396    $1,221      14
                                          =====     =====

 (A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.


                       American Express Company
                       ------------------------
                    Financial Summary (continued)
                    -----------------------------
                             (Unaudited)


                                    Quarters Ended
                                       June 30,
                                    --------------    Percentage
                                    2000      1999    Inc/(Dec)
                                    ----      ----    --------

EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share        $0.56     $0.48       17 %
                                    ====      ====
  Average common shares
    outstanding (millions)         1,328     1,342       (1)
                                   =====     =====

Diluted
-------
  Earnings Per Common Share        $0.54     $0.47       15
                                    ====      ====
  Average common shares
    outstanding (millions)         1,361     1,371       (1)
                                   =====     =====

Cash dividends declared
  per common share                 $0.08    $0.075        7
                                    ====     =====

                                    Six Months Ended
                                        June 30,
                                   ----------------   Percentage
                                    2000      1999    Inc/(Dec)
                                    ----      ----    --------

EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share        $1.05     $0.91       15 %
                                    ====      ====
  Average common shares
    outstanding (millions)         1,330     1,342       (1)
                                   =====     =====

Diluted
-------
  Earnings Per Common Share        $1.03     $0.89       16
                                    ====      ====
  Average common shares
    outstanding (millions)         1,361     1,370       (1)
                                   =====     =====

Cash dividends declared
  per common share                 $0.16     $0.15        7
                                    ====      ====

                   Selected Statistical Information
                   --------------------------------
                             (Unaudited)

                                        Quarters Ended
                                            June 30,
                                        ---------------   Percentage
                                        2000      1999    Inc/(Dec)
                                        ----      ----    --------

Return on Average Equity*               25.5 %    25.3 %      -
Common Shares Outstanding (millions)   1,333     1,347       (1)%
Book Value per Common Share:
  Actual                               $7.88     $7.25        9 %
  Pro Forma*                           $8.26     $7.26       14 %
Shareholders' Equity (billions)        $10.5      $9.8        8 %


                                       Six Months Ended
                                           June 30,
                                       ----------------   Percentage
                                        2000      1999    Inc/(Dec)
                                        ----      ----    --------

Return on Average Equity*                25.5 %     25.3 %    -
Common Shares Outstanding (millions)    1,333      1,347     (1)%
Book Value per Common Share:
  Actual                                $7.88      $7.25      9 %
  Pro Forma*                            $8.26      $7.26     14 %
Shareholders' Equity (billions)         $10.5       $9.8      8 %


*  Excludes the effect of SFAS No. 115.




                       American Express Company
                       ------------------------
                           Financial Summary
                           -----------------
                              (Unaudited)

(Dollars in millions)

                                                    Quarters Ended
                                                        June 30,
                                                          2000
                                                          ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                               $4,278
  American Express Financial Advisors                    1,081
  American Express Bank/Travelers Cheque                   262
                                                         -----
                                                         5,621
  Corporate and Other,
    including adjustments and eliminations                 (63)
                                                         -----
CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)           $5,558
                                                         =====

Pretax Income
-------------
  Travel Related Services                                 $727
  American Express Financial Advisors                      397
  American Express Bank/Travelers Cheque                     4
                                                         -----
                                                         1,128
  Corporate and Other                                      (82)
                                                         -----
PRETAX INCOME                                           $1,046
                                                         =====

Net Income
----------
  Travel Related Services                                 $472
  American Express Financial Advisors                      275
  American Express Bank/Travelers Cheque                    40
                                                           ---
                                                           787
  Corporate and Other                                      (47)
                                                           ---
NET INCOME                                                $740
                                                           ===


                                                    Quarters Ended
                                                       March 31,
                                                          2000
                                                          ----

Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                               $4,044
  American Express Financial Advisors                    1,019
  American Express Bank/Travelers Cheque                   251
                                                         -----
                                                         5,314
  Corporate and Other,
    including adjustments and eliminations                 (55)
                                                         -----
CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)           $5,259
                                                         =====

Pretax Income
-------------
  Travel Related Services                                 $636
  American Express Financial Advisors                      355
  American Express Bank/Travelers Cheque                     3
                                                           ---
                                                           994
  Corporate and Other                                      (74)
                                                           ---
PRETAX INCOME                                             $920
                                                           ===

Net Income
----------
  Travel Related Services                                 $416
  American Express Financial Advisors                      245
  American Express Bank/Travelers Cheque                    40
                                                           ---
                                                           701
  Corporate and Other                                      (45)
                                                           ---
NET INCOME                                                $656
                                                           ===


                                                     Quarters Ended
                                                      December 31,
                                                          1999
                                                          ----

Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                               $4,021
  American Express Financial Advisors                      999
  American Express Bank/Travelers Cheque                   252
                                                         -----
                                                         5,272
  Corporate and Other,
    including adjustments and eliminations                 (45)
                                                         -----
CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)           $5,227
                                                         =====

Pretax Income
-------------
  Travel Related Services                                 $573
  American Express Financial Advisors                      347
  American Express Bank/Travelers Cheque                     -
                                                           ---
                                                           920
  Corporate and Other                                      (76)
                                                           ---
PRETAX INCOME                                             $844
                                                           ===

Net Income
----------
  Travel Related Services                                 $375
  American Express Financial Advisors                      238
  American Express Bank/Travelers Cheque                    35
                                                           ---
                                                           648
  Corporate and Other                                      (42)
                                                           ---
NET INCOME                                                $606
                                                           ===


                                                     Quarters Ended
                                                      September 30,
                                                          1999
                                                          ----

Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                               $3,778
  American Express Financial Advisors                      936
  American Express Bank/Travelers Cheque                   261
                                                         -----
                                                         4,975
  Corporate and Other,
    including adjustments and eliminations                 (55)
                                                         -----
CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)           $4,920
                                                         =====

Pretax Income
-------------
  Travel Related Services                                 $632
  American Express Financial Advisors                      350
  American Express Bank/Travelers Cheque                     4
                                                           ---
                                                           986
  Corporate and Other                                      (79)
                                                           ---
PRETAX INCOME                                             $907
                                                           ===

Net Income
----------
  Travel Related Services                                 $413
  American Express Financial Advisors                      240
  American Express Bank/Travelers Cheque                    38
                                                            --
                                                           691
  Corporate and Other                                      (43)
                                                           ---
NET INCOME                                                $648
                                                           ===

                                                    Quarters Ended
                                                        June 30,
                                                          1999
                                                          ----

Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                               $3,669
  American Express Financial Advisors                      916
  American Express Bank/Travelers Cheque                   259
                                                         -----
                                                         4,844
  Corporate and Other,
    including adjustments and eliminations                 (33)
                                                         -----
CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)           $4,811
                                                         =====

Pretax Income
-------------
  Travel Related Services                                 $628
  American Express Financial Advisors                      353
  American Express Bank/Travelers Cheque                     6
                                                           ---
                                                           987
  Corporate and Other                                      (92)
                                                           ---
PRETAX INCOME                                             $895
                                                           ===

Net Income
----------
  Travel Related Services                                 $411
  American Express Financial Advisors                      242
  American Express Bank/Travelers Cheque                    38
                                                           ---
                                                           691
  Corporate and Other                                      (45)
                                                           ---
NET INCOME                                                $646
                                                           ===


(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.



                       American Express Company
                       ------------------------
                    Financial Summary (continued)
                    -----------------------------
                              (Unaudited)

                                                      Quarters Ended
                                                         June 30,
                                                           2000
                                                           ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                               $0.56
                                                           ====
  Average common shares outstanding (millions)            1,328
                                                          =====

Diluted
-------
  Earnings Per Common Share                               $0.54
                                                           ====
  Average common shares outstanding (millions)            1,361
                                                          =====

Cash dividends declared per common share                  $0.08
                                                           ====


                                                      Quarters Ended
                                                         March 31,
                                                           2000
                                                           ----

EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                               $0.49
                                                           ====
  Average common shares outstanding (millions)            1,331
                                                          =====

Diluted
-------
  Earnings Per Common Share                               $0.48
                                                           ====
  Average common shares outstanding (millions)            1,362
                                                          =====

Cash dividends declared per common share                  $0.08
                                                           ====

                                                      Quarters Ended
                                                        December 31,
                                                           1999
                                                           ----

EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                               $0.45
                                                           ====
  Average common shares outstanding (millions)            1,335
                                                          =====

Diluted
-------
  Earnings Per Common Share                               $0.44
                                                           ====
  Average common shares outstanding (millions)            1,369
                                                          =====

Cash dividends declared per common share                 $0.075
                                                          =====

                                                      Quarters Ended
                                                       September 30,
                                                           1999
                                                           ----

EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                               $0.48
                                                           ====
  Average common shares outstanding (millions)            1,338
                                                          =====

Diluted
-------
  Earnings Per Common Share                               $0.47
                                                           ====
  Average common shares outstanding (millions)            1,369
                                                          =====

Cash dividends declared per common share                 $0.075
                                                          =====

                                                      Quarters Ended
                                                         June 30,
                                                           1999
                                                           ----

EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                               $0.48
                                                           ====
  Average common shares outstanding (millions)            1,342
                                                          =====

Diluted
-------
  Earnings Per Common Share                               $0.47
                                                           ====
  Average common shares outstanding (millions)            1,371
                                                          =====

Cash dividends declared per common share                 $0.075
                                                          =====



                   Selected Statistical Information
                   --------------------------------
                              (Unaudited)

                                                    Quarters Ended
                                                       June 30,
                                                         2000
                                                         ----

Return on Average Equity*                                25.5 %
Common Shares Outstanding (millions)                    1,333
Book Value per Common Share:
     Actual                                             $7.88
     Pro Forma*                                         $8.26
Shareholders' Equity (billions)                         $10.5

                                                    Quarters Ended
                                                       March 31,
                                                         2000
                                                         ----

Return on Average Equity*                                25.4 %
Common Shares Outstanding (millions)                    1,334
Book Value per Common Share:
     Actual                                             $7.69
     Pro Forma*                                         $7.96
Shareholders' Equity (billions)                         $10.3


                                                    Quarters Ended
                                                     December 31,
                                                         1999
                                                         ----

Return on Average Equity*                                25.3 %
Common Shares Outstanding (millions)                    1,341
Book Value per Common Share:
     Actual                                             $7.52
     Pro Forma*                                         $7.74
Shareholders' Equity (billions)                         $10.1


                                                    Quarters Ended
                                                    September 30,
                                                         1999
                                                         ----
Return on Average Equity*                                25.3 %
Common Shares Outstanding (millions)                    1,343
Book Value per Common Share:
     Actual                                             $7.26
     Pro Forma*                                         $7.47
Shareholders' Equity (billions)                          $9.7


                                                    Quarters Ended
                                                       June 30,
                                                         1999
                                                         ----
Return on Average Equity*                                25.3 %
Common Shares Outstanding (millions)                    1,347
Book Value per Common Share:
     Actual                                             $7.25
     Pro Forma*                                         $7.26
Shareholders' Equity (billions)                          $9.8


*   Excludes the effect of SFAS No. 115.




(Preliminary)
                        Travel Related Services
                        -----------------------
                         Statements of Income
                         --------------------
                      (Unaudited, Managed Basis)

(Dollars in millions)

                                       Quarters Ended
                                          June 30,
                                       --------------   Percentage
                                       2000      1999   Inc/(Dec)
                                       ----      ----   --------
Net Revenues:
  Discount Revenue                   $1,949    $1,662     17.3 %
  Net Card Fees                         411       393      4.6
  Travel Commissions and Fees           507       469      8.3
  Other Revenues                        848       669     26.6
  Lending:
    Finance Charge Revenue              948       684     38.7
    Interest Expense                    385       208     85.2
                                      -----     -----
      Net Finance Charge Revenue        563       476     18.4
                                      -----     -----
        Total Net Revenues            4,278     3,669     16.6
                                      -----     -----
Expenses:
  Marketing and Promotion               330       267     23.6
  Provision for Losses and Claims:
    Charge Card                         344       288     19.4
    Lending                             332       260     27.9
    Other                                20        14     42.3
                                        ---       ---
      Total                             696       562     23.9
                                        ---       ---
  Charge Card Interest Expense          350       257     36.4
  Human Resources                     1,028       968      6.2
  Other Operating Expenses            1,147       987     16.2
                                      -----     -----
        Total Expenses                3,551     3,041     16.8
                                      -----     -----
Pretax Income                           727       628     15.7
Income Tax Provision                    255       217     17.5
                                        ---       ---
Net Income                             $472      $411     14.8
                                        ===       ===


These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No.125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $80 million ($52 million after-tax) and $99 million ($64 million after-tax) in the second quarters of 2000 and 1999, respectively, related to the securitization of U.S. receivables. These gains were invested in additional card acquisition activities and had no material impact on Net Income or Total Expenses in either quarter. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.


(Preliminary)           Travel Related Services
                        -----------------------
                         Statements of Income
                         --------------------
                   (Unaudited, GAAP Reporting Basis)

(Dollars in millions)

                                       Quarters Ended
                                          June 30,
                                       --------------   Percentage
                                       2000      1999   Inc/(Dec)
                                       ----      ----   --------
Net Revenues:
  Discount Revenue                   $1,949    $1,662     17.3 %
  Net Card Fees                         411       393      4.6
  Travel Commissions and Fees           507       469      8.3
  Other Revenues                      1,121       845     32.6
  Lending:
    Finance Charge Revenue              500       465      7.6
    Interest Expense                    258       156     65.6
                                      -----     -----
      Net Finance Charge Revenue        242       309    (21.7)
                                      -----     -----
        Total Net Revenues            4,230     3,678     15.0
                                      -----     -----
Expenses:
  Marketing and Promotion               378       325     16.3
  Provision for Losses and Claims:
    Charge Card                         302       249     21.4
    Lending                             170       137     24.1
    Other                                20        14     42.3
                                        ---       ---
      Total                             492       400     23.1
                                        ---       ---
  Charge Card Interest Expense          295       198     48.8
  Net Discount Expense                  131       131      0.5
  Human Resources                     1,028       968      6.2
  Other Operating Expenses            1,179     1,028     14.6
                                      -----     -----
        Total Expenses                3,503     3,050     14.9
                                      -----     -----
Pretax Income                           727       628     15.7
Income Tax Provision                    255       217     17.5
                                        ---       ---
Net Income                             $472      $411     14.8
                                        ===       ===


(Preliminary)           Travel Related Services
                        -----------------------
                   Selected Statistical Information
                   --------------------------------
                              (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                         Quarters Ended
                                            June 30,
                                         -------------  Percentage
                                         2000     1999  Inc/(Dec)
                                         ----     ----  --------
Total Cards in Force (millions):
  United States                          32.5     28.7    13.1 %
  Outside the United States              16.9     15.2    11.2
                                         ----     ----
      Total                              49.4     43.9    12.5
                                         ====     ====
Basic Cards in Force (millions):
  United States                          25.3     22.5    12.6
  Outside the United States              12.9     11.7    10.4
                                         ----     ----
      Total                              38.2     34.2    11.8
                                         ====     ====
Card Billed Business:
  United States                         $55.8    $46.0    21.5
  Outside the United States              18.7     16.4    13.3
                                         ----     ----
      Total                             $74.5    $62.4    19.3
                                         ====     ====


Average Discount Rate (A)                2.69 %   2.73 %     -
Average Basic Cardmember
  Spending (dollars) (A)               $2,085   $1,933     7.9
Average Fee per Card -
  Managed (dollars) (A)                   $36      $38    (5.3)

Non-Amex Brand (B):
  Cards in Force (millions)               0.6      0.2       #
  Billed Business                        $0.7     $0.2       #

Travel Sales                             $6.2     $6.0     2.9
Travel Commissions and Fees/Sales (C)     8.2 %    7.8 %     -

Total Debt                              $31.1    $30.6     1.6
Shareholder's Equity                     $5.7     $5.3     8.5
Return on Average Equity (D)             31.2 %   28.8 %     -
Return on Average Assets (D)              3.2 %    3.3 %     -

(A)  Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C)  Computed from information provided herein.
(D)  Excluding the effect of SFAS No. 115.

 #   Denotes variance of more than 100%.


(Preliminary)           Travel Related Services
                        -----------------------
             Selected Statistical Information (continued)
             --------------------------------------------
                      (Unaudited, Managed Basis)

(Amounts in billions, except percentages and where indicated)

                                        Quarters Ended
                                           June 30,
                                        --------------   Percentage
                                        2000      1999   Inc/(Dec)
                                        ----      ----   --------
Charge Card Receivables:
  Total Receivables                    $27.4     $24.6     11.3 %
  90 Days Past Due as a % of Total       2.4 %     2.6 %      -
  Loss Reserves (millions)              $986      $932      5.9
    % of Receivables                     3.6 %     3.8 %      -
    % of 90 Days Past Due                153 %     148 %      -
  Net Loss Ratio                        0.36 %    0.39 %      -

U.S. Cardmember Lending:
  Total Loans                          $25.9     $18.3     41.8
  Past Due Loans as a % of Total:
    30-89 Days                           1.6 %     1.8 %      -
    90+ Days                             0.8 %     0.9 %      -
  Loss Reserves (millions):
    Beginning Balance                   $689      $623     10.6
      Provision                          268       209     28.3
      Net Charge-Offs/Other             (271)     (230)    18.0
                                        ----       ---
    Ending Balance                      $686      $602     13.9
                                         ===       ===
    % of Loans                           2.6 %     3.3 %      -
    % of Past Due                        109 %     124 %      -
  Average Loans                        $25.2     $17.4     44.7
  Net Write-Off Rate                     4.4 %     5.3 %      -
  Net Interest Yield                     7.4 %     9.3 %      -



(Preliminary)          Travel Related Services
                       -----------------------
                         Statements of Income
                         --------------------
                      (Unaudited, Managed Basis)

(Dollars in millions)

                                                   Quarters Ended
                                                       June 30,
                                                         2000
                                                         ----
Net Revenues:
  Discount Revenue                                     $1,949
  Net Card Fees                                           411
  Travel Commissions and Fees                             507
  Other Revenues                                          848
  Lending:
    Finance Charge Revenue                                948
    Interest Expense                                      385
                                                        -----
      Net Finance Charge Revenue                          563
                                                        -----
        Total Net Revenues                              4,278
                                                        -----
Expenses:
  Marketing and Promotion                                 330
  Provision for Losses and Claims:
    Charge Card                                           344
    Lending                                               332
    Other                                                  20
                                                          ---
      Total                                               696
                                                          ---
  Charge Card Interest Expense                            350
  Human Resources                                       1,028
  Other Operating Expenses                              1,147
                                                        -----
        Total Expenses                                  3,551
                                                        -----
Pretax Income                                             727
Income Tax Provision                                      255
                                                          ---
Net Income                                               $472
                                                          ===

                                                    Quarters Ended
                                                       March 31,
                                                         2000
                                                         ----
Net Revenues:
  Discount Revenue                                     $1,805
  Net Card Fees                                           405
  Travel Commissions and Fees                             438
  Other Revenues                                          841
  Lending:
    Finance Charge Revenue                                887
    Interest Expense                                      332
                                                        -----
      Net Finance Charge Revenue                          555
                                                        -----
        Total Net Revenues                              4,044
                                                        -----
Expenses:
  Marketing and Promotion                                 318
  Provision for Losses and Claims:
    Charge Card                                           278
    Lending                                               335
    Other                                                  21
                                                          ---
      Total                                               634
                                                          ---
  Charge Card Interest Expense                            314
  Human Resources                                         998
  Other Operating Expenses                              1,144
                                                        -----
        Total Expenses                                  3,408
                                                        -----
Pretax Income                                             636
Income Tax Provision                                      220
                                                          ---
Net Income                                               $416
                                                          ===

                                                    Quarters Ended
                                                     December 31,
                                                         1999
                                                         ----
Net Revenues:
  Discount Revenue                                     $1,865
  Net Card Fees                                           408
  Travel Commissions and Fees                             459
  Other Revenues                                          789
  Lending:
    Finance Charge Revenue                                802
    Interest Expense                                      302
                                                        -----
      Net Finance Charge Revenue                          500
                                                        -----
        Total Net Revenues                              4,021
                                                        -----
Expenses:
  Marketing and Promotion                                 338
  Provision for Losses and Claims:
    Charge Card                                           227
    Lending                                               332
    Other                                                  17
                                                          ---
      Total                                               576
                                                          ---
  Charge Card Interest Expense                            300
  Human Resources                                       1,012
  Other Operating Expenses                              1,222
                                                        -----
        Total Expenses                                  3,448
                                                        -----
Pretax Income                                             573
Income Tax Provision                                      198
                                                          ---
Net Income                                               $375
                                                          ===

                                                    Quarters Ended
                                                     September 30,
                                                         1999
                                                         ----
Net Revenues:
  Discount Revenue                                     $1,700
  Net Card Fees                                           399
  Travel Commissions and Fees                             448
  Other Revenues                                          730
  Lending:
    Finance Charge Revenue                                747
    Interest Expense                                      246
                                                        -----
      Net Finance Charge Revenue                          501
                                                        -----
        Total Net Revenues                              3,778
                                                        -----
Expenses:
  Marketing and Promotion                                 340
  Provision for Losses and Claims:
    Charge Card                                           247
    Lending                                               312
    Other                                                  10
                                                          ---
      Total                                               569
                                                          ---
  Charge Card Interest Expense                            259
  Human Resources                                         968
  Other Operating Expenses                              1,010
                                                        -----
        Total Expenses                                  3,146
                                                        -----
Pretax Income                                             632
Income Tax Provision                                      219
                                                          ---
Net Income                                               $413
                                                          ===

                                                    Quarters Ended
                                                       June 30,
                                                         1999
                                                         ----
Net Revenues:
  Discount Revenue                                     $1,662
  Net Card Fees                                           393
  Travel Commissions and Fees                             469
  Other Revenues                                          669
  Lending:
    Finance Charge Revenue                                684
    Interest Expense                                      208
                                                        -----
      Net Finance Charge Revenue                          476
                                                        -----
        Total Net Revenues                              3,669
                                                        -----
Expenses:
  Marketing and Promotion                                 267
  Provision for Losses and Claims:
    Charge Card                                           288
    Lending                                               260
    Other                                                  14
                                                          ---
      Total                                               562
                                                          ---
  Charge Card Interest Expense                            257
  Human Resources                                         968
  Other Operating Expenses                                987
                                                        -----
        Total Expenses                                  3,041
                                                        -----
Pretax Income                                             628
Income Tax Provision                                      217
                                                          ---
Net Income                                               $411
                                                          ===

These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $80 million ($52 million after-tax) in the second quarter of 2000, $36 million ($23 million after-tax) in the first quarter of 2000, $55 million ($36 million after-tax) in the third quarter of 1999 and $99 million ($64 million after-tax) in the second quarter of 1999, related to the securitization of U.S. receivables. These gains were invested in additional card acquisition activities and had no material impact on Net Income or Total Expenses in any quarter. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.



(Preliminary)          Travel Related Services
                       -----------------------
                         Statements of Income
                         --------------------
                   (Unaudited, GAAP Reporting Basis)

(Dollars in millions)

                                                    Quarters Ended
                                                       June 30,
                                                         2000
                                                         ----
Net Revenues:
  Discount Revenue                                     $1,949
  Net Card Fees                                           411
  Travel Commissions and Fees                             507
  Other Revenues                                        1,121
  Lending:
    Finance Charge Revenue                                500
    Interest Expense                                      258
                                                        -----
      Net Finance Charge Revenue                          242
                                                        -----
        Total Net Revenues                              4,230
                                                        -----
Expenses:
  Marketing and Promotion                                 378
  Provision for Losses and Claims:
    Charge Card                                           302
    Lending                                               170
    Other                                                  20
                                                          ---
      Total                                               492
                                                          ---
  Charge Card Interest Expense                            295
  Net Discount Expense                                    131
  Human Resources                                       1,028
  Other Operating Expenses                              1,179
                                                        -----
        Total Expenses                                  3,503
                                                        -----
Pretax Income                                             727
Income Tax Provision                                      255
                                                          ---
Net Income                                               $472
                                                          ===

                                                    Quarters Ended
                                                       March 31,
                                                         2000
                                                         ----
Net Revenues:
  Discount Revenue                                     $1,805
  Net Card Fees                                           405
  Travel Commissions and Fees                             438
  Other Revenues                                        1,014
  Lending:
    Finance Charge Revenue                                524
    Interest Expense                                      231
                                                        -----
      Net Finance Charge Revenue                          293
                                                        -----
        Total Net Revenues                              3,955
                                                        -----
Expenses:
  Marketing and Promotion                                 339
  Provision for Losses and Claims:
    Charge Card                                           241
    Lending                                               175
    Other                                                  21
                                                          ---
      Total                                               437
                                                          ---
  Charge Card Interest Expense                            260
  Net Discount Expense                                    126
  Human Resources                                         998
  Other Operating Expenses                              1,159
                                                        -----
        Total Expenses                                  3,319
                                                        -----
Pretax Income                                             636
Income Tax Provision                                      220
                                                          ---
Net Income                                               $416
                                                          ===

                                                    Quarters Ended
                                                     December 31,
                                                         1999
                                                         ----
Net Revenues:
  Discount Revenue                                     $1,865
  Net Card Fees                                           408
  Travel Commissions and Fees                             459
  Other Revenues                                          902
  Lending:
    Finance Charge Revenue                                526
    Interest Expense                                      197
                                                        -----
      Net Finance Charge Revenue                          329
                                                        -----
        Total Net Revenues                              3,963
                                                        -----
Expenses:
  Marketing and Promotion                                 338
  Provision for Losses and Claims:
    Charge Card                                           213
    Lending                                               241
    Other                                                  17
                                                          ---
      Total                                               471
                                                          ---
  Charge Card Interest Expense                            246
  Net Discount Expense                                    101
  Human Resources                                       1,012
  Other Operating Expenses                              1,222
                                                        -----
        Total Expenses                                  3,390
                                                        -----
Pretax Income                                             573
Income Tax Provision                                      198
                                                          ---
Net Income                                               $375
                                                          ===

                                                    Quarters Ended
                                                     September 30,
                                                         1999
                                                         ----
Net Revenues:
  Discount Revenue                                     $1,700
  Net Card Fees                                           395
  Travel Commissions and Fees                             448
  Other Revenues                                          846
  Lending:
    Finance Charge Revenue                                513
    Interest Expense                                      165
                                                        -----
      Net Finance Charge Revenue                          348
                                                        -----
        Total Net Revenues                              3,737
                                                        -----
Expenses:
  Marketing and Promotion                                 373
  Provision for Losses and Claims:
    Charge Card                                           222
    Lending                                               187
    Other                                                  10
                                                          ---
      Total                                               419
                                                          ---
  Charge Card Interest Expense                            208
  Net Discount Expense                                    105
  Human Resources                                         968
  Other Operating Expenses                              1,032
                                                        -----
        Total Expenses                                  3,105
                                                        -----
Pretax Income                                             632
Income Tax Provision                                      219
                                                          ---
Net Income                                               $413
                                                          ===

                                                   Quarters Ended
                                                       June 30,
                                                         1999
                                                         ----
Net Revenues:
  Discount Revenue                                     $1,662
  Net Card Fees                                           393
  Travel Commissions and Fees                             469
  Other Revenues                                          845
  Lending:
    Finance Charge Revenue                                465
    Interest Expense                                      156
                                                        -----
      Net Finance Charge Revenue                          309
                                                        -----
        Total Net Revenues                              3,678
                                                        -----
Expenses:
  Marketing and Promotion                                 325
  Provision for Losses and Claims:
    Charge Card                                           249
    Lending                                               137
    Other                                                  14
                                                          ---
      Total                                               400
                                                          ---
  Charge Card Interest Expense                            198
  Net Discount Expense                                    131
  Human Resources                                         968
  Other Operating Expenses                              1,028
                                                        -----
        Total Expenses                                  3,050
                                                        -----
Pretax Income                                             628
Income Tax Provision                                      217
                                                          ---
Net Income                                               $411
                                                          ===



(Preliminary)           Travel Related Services
                        -----------------------
                   Selected Statistical Information
                   --------------------------------
                              (Unaudited)

(Amounts in billions, except percentages and where indicated)


                                                     Quarters Ended
                                                        June 30,
                                                          2000
                                                          ----
Total Cards in Force (millions):
  United States                                           32.5
  Outside the United States                               16.9
                                                          ----
      Total                                               49.4
                                                          ====
Basic Cards in Force (millions):
  United States                                           25.3
  Outside the United States                               12.9
                                                          ----
      Total                                               38.2
                                                          ====
Card Billed Business:
  United States                                          $55.8
  Outside the United States                               18.7
                                                          ----
      Total                                              $74.5
                                                          ====

Average Discount Rate (A)                                 2.69 %
Average Basic Cardmember
  Spending (dollars) (A)                                $2,085
Average Fee per Card - Managed (dollars) (A)               $36

Non-Amex Brand (B):
  Cards in Force (millions)                                0.6
  Billed Business                                         $0.7

Travel Sales                                              $6.2
Travel Commissions and Fees/Sales (C)                      8.2 %

Total Debt                                               $31.1
Shareholder's Equity                                      $5.7
Return on Average Equity (D)                              31.2 %
Return on Average Assets (D)                               3.2 %

                                                     Quarters Ended
                                                        March 31,
                                                          2000
                                                          ----
Total Cards in Force (millions):
  United States                                           31.4
  Outside the United States                               16.5
                                                          ----
      Total                                               47.9
                                                          ====
Basic Cards in Force (millions):
  United States                                           24.5
  Outside the United States                               12.6
                                                          ----
      Total                                               37.1
                                                          ====
Card Billed Business:
  United States                                          $50.6
  Outside the United States                               17.7
                                                          ----
      Total                                              $68.3
                                                          ====

Average Discount Rate (A)                                 2.72 %
Average Basic Cardmember
  Spending (dollars) (A)                                $1,980
Average Fee per Card - Managed (dollars) (A)               $37

Non-Amex Brand (B):
  Cards in Force (millions)                                0.6
  Billed Business                                         $0.5

Travel Sales                                              $5.5
Travel Commissions and Fees/Sales (C)                      8.0 %

Total Debt                                               $34.0
Shareholder's Equity                                      $5.6
Return on Average Equity (D)                              30.5 %
Return on Average Assets (D)                               3.2 %


                                                    Quarters Ended
                                                     December 31,
                                                          1999
                                                          ----
Total Cards in Force (millions):
  United States                                           29.9
  Outside the United States                               16.1
                                                          ----
      Total                                               46.0
                                                          ====
Basic Cards in Force (millions):
  United States                                           23.4
  Outside the United States                               12.3
                                                          ----
      Total                                               35.7
                                                          ====
Card Billed Business:
  United States                                          $51.7
  Outside the United States                               19.1
                                                          ----
      Total                                              $70.8
                                                          ====

Average Discount Rate (A)                                 2.71 %
Average Basic Cardmember
  Spending (dollars) (A)                                $2,102
Average Fee per Card - Managed (dollars) (A)               $38

Non-Amex Brand (B):
  Cards in Force (millions)                                0.3
  Billed Business                                         $0.2

Travel Sales                                              $5.6
Travel Commissions and Fees/Sales (C)                      8.2 %

Total Debt                                               $35.8
Shareholder's Equity                                      $5.4
Return on Average Equity (D)                              30.1 %
Return on Average Assets (D)                               3.2 %



                                                     Quarters Ended
                                                      September 30,
                                                          1999
                                                          ----
Total Cards in Force (millions):
  United States                                           29.2
  Outside the United States                               15.6
                                                          ----
      Total                                               44.8
                                                          ====
Basic Cards in Force (millions):
  United States                                           22.9
  Outside the United States                               12.0
                                                          ----
      Total                                               34.9
                                                          ====
Card Billed Business:
  United States                                          $47.1
  Outside the United States                               17.0
                                                          ----
      Total                                              $64.1
                                                          ====

Average Discount Rate (A)                                 2.73 %
Average Basic Cardmember
  Spending (dollars) (A)                                $1,935
Average Fee per Card - Managed (dollars) (A)               $38

Non-Amex Brand (B):
  Cards in Force (millions)                                0.2
  Billed Business                                         $0.2

Travel Sales                                              $5.5
Travel Commissions and Fees/Sales (C)                      8.1 %

Total Debt                                               $30.8
Shareholder's Equity                                      $5.4
Return on Average Equity (D)                              29.3 %
Return on Average Assets (D)                               3.3 %


                                                     Quarters Ended
                                                        June 30,
                                                          1999
                                                          ----
Total Cards in Force (millions):
  United States                                           28.7
  Outside the United States                               15.2
                                                          ----
      Total                                               43.9
                                                          ====
Basic Cards in Force (millions):
  United States                                           22.5
  Outside the United States                               11.7
                                                          ----
      Total                                               34.2
                                                          ====
Card Billed Business:
  United States                                          $46.0
  Outside the United States                               16.4
                                                          ----
      Total                                              $62.4
                                                          ====

Average Discount Rate (A)                                 2.73 %
Average Basic Cardmember
  Spending (dollars) (A)                                $1,933
Average Fee per Card - Managed (dollars) (A)               $38

Non-Amex Brand (B):
  Cards in Force (millions)                                0.2
  Billed Business                                         $0.2

Travel Sales                                              $6.0
Travel Commissions and Fees/Sales (C)                      7.8 %

Total Debt                                               $30.6
Shareholder's Equity                                      $5.3
Return on Average Equity (D)                              28.8 %
Return on Average Assets (D)                               3.3 %


(A)  Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C)  Computed from information provided herein.
(D)  Excluding the effect of SFAS No. 115.




(Preliminary)         Travel Related Services
                      -----------------------
             Selected Statistical Information (continued)
             --------------------------------------------
                      (Unaudited, Managed Basis)

(Amounts in billions, except percentages and where indicated)


                                                     Quarters Ended
                                                        June 30,
                                                          2000
                                                          ----
Charge Card Receivables:
  Total Receivables                                      $27.4
  90 Days Past Due as a % of Total                         2.4 %
  Loss Reserves (millions)                                $986
    % of Receivables                                       3.6 %
    % of 90 Days Past Due                                  153 %
  Net Loss Ratio                                          0.36 %

U.S. Cardmember Lending:
  Total Loans                                            $25.9
  Past Due Loans as a % of Total:
    30-89 Days                                             1.6 %
    90+ Days                                               0.8 %
  Loss Reserves (millions):
    Beginning Balance                                     $689
      Provision                                            268
      Net Charge-Offs/Other                               (271)
                                                           ---
    Ending Balance                                        $686
                                                           ===
    % of Loans                                             2.6 %
    % of Past Due                                          109 %
  Average Loans                                         $ 25.2
  Net Write-Off Rate                                       4.4 %
  Net Interest Yield                                       7.4 %


                                                     Quarters Ended
                                                        March 31,
                                                          2000
                                                          ----
Charge Card Receivables:
  Total Receivables                                      $26.8
  90 Days Past Due as a % of Total                         2.6 %
  Loss Reserves (millions)                                $894
    % of Receivables                                       3.3 %
    % of 90 Days Past Due                                  129 %
  Net Loss Ratio                                          0.34 %

U.S. Cardmember Lending:
  Total Loans                                            $24.2
  Past Due Loans as a % of Total:
    30-89 Days                                             1.8 %
    90+ Days                                               0.8 %
  Loss Reserves (millions):
    Beginning Balance                                     $672
      Provision                                            285
      Net Charge-Offs/Other                               (268)
                                                           ---
    Ending Balance                                        $689
                                                           ===
    % of Loans                                             2.8 %
    % of Past Due                                          109 %
  Average Loans                                          $23.6
  Net Write-Off Rate                                       4.6 %
  Net Interest Yield                                       7.8 %

                                                     Quarters Ended
                                                       December 31,
                                                          1999
                                                          ----
Charge Card Receivables:
  Total Receivables                                      $27.0
  90 Days Past Due as a % of Total                         2.5 %
  Loss Reserves (millions)                                $857
    % of Receivables                                       3.2 %
    % of 90 Days Past Due                                  126 %
  Net Loss Ratio                                          0.40 %

U.S. Cardmember Lending:
  Total Loans                                            $23.4
  Past Due Loans as a % of Total:
    30-89 Days                                             1.8 %
    90+ Days                                               0.8 %
  Loss Reserves (millions):
    Beginning Balance                                     $636
      Provision                                            277
      Net Charge-Offs/Other                               (241)
                                                           ---
    Ending Balance                                        $672
                                                           ===
    % of Loans                                             2.9 %
    % of Past Due                                          110 %
  Average Loans                                          $21.7
  Net Write-Off Rate                                       4.5 %
  Net Interest Yield                                       7.7 %

                                                     Quarters Ended
                                                      September 30,
                                                          1999
                                                          ----
Charge Card Receivables:
  Total Receivables                                      $25.3
  90 Days Past Due as a % of Total                         2.5 %
  Loss Reserves (millions)                                $907
    % of Receivables                                       3.6 %
    % of 90 Days Past Due                                  144 %
  Net Loss Ratio                                          0.41 %

U.S. Cardmember Lending:
  Total Loans                                            $20.6
  Past Due Loans as a % of Total:
    30-89 Days                                             2.0 %
    90+ Days                                               0.8 %
  Loss Reserves (millions):
    Beginning Balance                                     $602
      Provision                                            264
      Net Charge-Offs/Other                               (230)
                                                           ---
    Ending Balance                                        $636
                                                           ===
    % of Loans                                             3.1 %
    % of Past Due                                          111 %
  Average Loans                                          $19.8
  Net Write-Off Rate                                       4.7 %
  Net Interest Yield                                       8.5 %

                                                     Quarters Ended
                                                        June 30,
                                                          1999
                                                          ----
Charge Card Receivables:
  Total Receivables                                      $24.6
  90 Days Past Due as a % of Total                         2.6 %
  Loss Reserves (millions)                                $932
    % of Receivables                                       3.8 %
    % of 90 Days Past Due                                  148 %
  Net Loss Ratio                                          0.39 %

U.S. Cardmember Lending:
  Total Loans                                            $18.3
  Past Due Loans as a % of Total:
    30-89 Days                                             1.8 %
    90+ Days                                               0.9 %
  Loss Reserves (millions):
    Beginning Balance                                     $623
      Provision                                            209
      Net Charge-Offs/Other                               (230)
                                                           ---
    Ending Balance                                        $602
                                                           ===
    % of Loans                                             3.3 %
    % of Past Due                                          124 %
  Average Loans                                          $17.4
  Net Write-Off Rate                                       5.3 %
  Net Interest Yield                                       9.3 %


(Preliminary)    American Express Financial Advisors
                 -----------------------------------
                        Statements of Income
                        --------------------
                            (Unaudited)

(Dollars in millions)
                                       Quarters Ended
                                           June 30,
                                       --------------   Percentage
                                       2000      1999   Inc/(Dec)
                                       ----      ----   --------
Net Revenues:
  Investment Income                    $592      $615     (3.7) %
  Management and Distribution Fees      701       553     27.0
  Other Revenues                        248       226      9.5
                                      -----     -----
    Total Revenues                    1,541     1,394     10.6

  Provision for Losses and Benefits:
    Annuities                           254       273     (6.9)
    Insurance                           138       132      4.6
    Investment Certificates              68        73     (6.2)
                                      -----     -----
      Total                             460       478     (3.6)
                                      -----     -----
    Net Revenues                      1,081       916     18.0
                                      -----     -----

Expenses:
  Human Resources                       528       430     22.8
  Other Operating Expenses              156       133     17.4
                                        ---       ---
    Total Expenses                      684       563     21.5
                                        ---       ---
Pretax Income                           397       353     12.4
Income Tax Provision                    122       111      9.3
                                        ---       ---
Net Income                             $275      $242     13.8
                                        ===       ===


(Preliminary)     American Express Financial Advisors
                  -----------------------------------
                   Selected Statistical Information
                   --------------------------------
                              (Unaudited)

(Dollars in millions, except where indicated)

                                            Quarters Ended
                                                June 30,
                                            --------------    Percentage
                                            2000      1999    Inc/(Dec)
                                            ----      ----    --------
Investments (billions)                     $30.0     $30.7     (2.0) %
Client Contract Reserves (billions)        $31.0     $30.8      0.9
Shareholder's Equity (billions)             $4.0      $4.0        -
Return on Average Equity*                   23.1 %    22.8 %      -

Life Insurance in Force (billions)         $93.8     $84.6     10.9
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions        $56.1     $49.8     12.7
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets             36.5      30.1     21.3
        Other Owned Assets                  39.9      37.8      5.5
                                            ----     -----
          Total Owned Assets                76.4      67.9     12.5
      Managed Assets                       119.6     102.1     17.1
      Administered Assets                   34.1      20.8     64.1
                                           -----     -----
        Total                             $286.2    $240.6     19.0
                                           =====     =====

Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets              $(2,301)   $1,520        -
    Other Owned Assets                      $(90)    $(395)   (77.2)
  Total Managed Assets                   $(6,488)   $5,329        -

Cash Sales:
  Mutual Funds                           $10,376    $8,872     17.0
  Annuities                                1,566       980     59.8
  Investment Certificates                    871       835      4.3
  Life and Other Insurance Products          219       169     29.9
  Institutional                            1,557     1,432      8.7
  Other                                      661       805    (18.0)
                                          ------    ------
Total Cash Sales                         $15,250   $13,093     16.5
                                          ======    ======


Number of Financial Advisors              11,486    10,489      9.5
Fees from Financial Plans and
  Advice Services                          $23.9     $22.8      4.6
Percentage of Total Sales from
  Financial Plans and Advice Services       66.1 %    65.2 %      -


*  Excluding the effect of SFAS No. 115.
Note: In the first quarter of 2000, reporting of data related to cash sales and assets owned, managed and administered was revised to better reflect AEFA's multiple sales channel strategy and broadening of its product portfolio through additional non-proprietary offerings.



(Preliminary)    American Express Financial Advisors
                 -----------------------------------
                         Statements of Income
                         --------------------
                              (Unaudited)

(Dollars in millions)

                                                   Quarters Ended
                                                      June 30,
                                                        2000
                                                        ----
Net Revenues:
  Investment Income                                     $592
  Management and Distribution Fees                       701
  Other Revenues                                         248
                                                       -----
    Total Revenues                                     1,541

  Provision for Losses and Benefits:
    Annuities                                            254
    Insurance                                            138
    Investment Certificates                               68
                                                       -----
      Total                                              460
                                                       -----
    Net Revenues                                       1,081
                                                       -----

Expenses:
  Human Resources                                        528
  Other Operating Expenses                               156
                                                         ---
    Total Expenses                                       684
                                                         ---
Pretax Income                                            397
Income Tax Provision                                     122
                                                         ---
Net Income                                              $275
                                                         ===

                                                   Quarters Ended
                                                      March 31,
                                                        2000
                                                        ----
Net Revenues:
  Investment Income                                     $572
  Management and Distribution Fees                       688
  Other Revenues                                         246
                                                       -----
    Total Revenues                                     1,506

  Provision for Losses and Benefits:
    Annuities                                            259
    Insurance                                            139
    Investment Certificates                               89
                                                       -----
      Total                                              487
                                                       -----
    Net Revenues                                       1,019
                                                       -----

Expenses:
  Human Resources                                        498
  Other Operating Expenses                               166
                                                         ---
    Total Expenses                                       664
                                                         ---
Pretax Income                                            355
Income Tax Provision                                     110
                                                         ---
Net Income                                              $245
                                                         ===

                                                   Quarters Ended
                                                    December 31,
                                                        1999
                                                        ----
Net Revenues:
  Investment Income                                     $668
  Management and Distribution Fees                       616
  Other Revenues                                         245
                                                       -----
    Total Revenues                                     1,529

  Provision for Losses and Benefits:
    Annuities                                            276
    Insurance                                            130
    Investment Certificates                              124
                                                         ---
      Total                                              530
                                                         ---
    Net Revenues                                         999
                                                         ---

Expenses:
  Human Resources                                        443
  Other Operating Expenses                               209
                                                         ---
    Total Expenses                                       652
                                                         ---
Pretax Income                                            347
Income Tax Provision                                     109
                                                         ---
Net Income                                              $238
                                                         ===

                                                   Quarters Ended
                                                    September 30,
                                                        1999
                                                        ----
Net Revenues:
  Investment Income                                     $566
  Management and Distribution Fees                       578
  Other Revenues                                         224
                                                       -----
    Total Revenues                                     1,368

  Provision for Losses and Benefits:
    Annuities                                            251
    Insurance                                            135
    Investment Certificates                               46
                                                         ---
      Total                                              432
                                                         ---
    Net Revenues                                         936
                                                         ---

Expenses:
  Human Resources                                        456
  Other Operating Expenses                               130
                                                         ---
    Total Expenses                                       586
                                                         ---
Pretax Income                                            350
Income Tax Provision                                     110
                                                         ---
Net Income                                              $240
                                                         ===

                                                   Quarters Ended
                                                      June 30,
                                                        1999
                                                        ----
Net Revenues:
  Investment Income                                     $615
  Management and Distribution Fees                       553
  Other Revenues                                         226
                                                       -----
    Total Revenues                                     1,394

  Provision for Losses and Benefits:
    Annuities                                            273
    Insurance                                            132
    Investment Certificates                               73
                                                         ---
      Total                                              478
                                                         ---
    Net Revenues                                         916
                                                         ---

Expenses:
  Human Resources                                        430
  Other Operating Expenses                               133
                                                         ---
    Total Expenses                                       563
                                                         ---
Pretax Income                                            353
Income Tax Provision                                     111
                                                         ---
Net Income                                              $242
                                                         ===




(Preliminary)     American Express Financial Advisors
                  -----------------------------------
                   Selected Statistical Information
                   --------------------------------
                              (Unaudited)

(Dollars in millions, except where indicated)

                                                   Quarters Ended
                                                      June 30,
                                                        2000
                                                        ----
Investments (billions)                                 $30.0
Client Contract Reserves (billions)                    $31.0
Shareholder's Equity (billions)                         $4.0
Return on Average Equity*                               23.1 %

Life Insurance in Force (billions)                     $93.8
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                    $56.1
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                         36.5
        Other Owned Assets                              39.9
                                                       -----
          Total Owned Assets                            76.4
      Managed Assets                                   119.6
      Administered Assets                               34.1
                                                       -----
        Total                                         $286.2
                                                       =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                          $(2,301)
    Other Owned Assets                                  $(90)
  Total Managed Assets                               $(6,488)

Cash Sales:
  Mutual Funds                                       $10,376
  Annuities                                            1,566
  Investment Certificates                                871
  Life and Other Insurance Products                      219
  Institutional                                        1,557
  Other                                                  661
                                                      ------
Total Cash Sales                                     $15,250
                                                      ======

Number of Financial Advisors                          11,486
Fees from Financial Plans and Advice Services          $23.9
Percentage of Total Sales from Financial Plans
  and Advice Services                                   66.1 %

                                                   Quarters Ended
                                                      March 31,
                                                        2000
                                                        ----
Investments (billions)                                 $30.3
Client Contract Reserves (billions)                    $31.0
Shareholder's Equity (billions)                         $3.9
Return on Average Equity*                               23.0 %

Life Insurance in Force (billions)                     $91.7
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                    $57.4
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                         38.4
        Other Owned Assets                              39.8
                                                       -----
          Total Owned Assets                            78.2
      Managed Assets                                   122.7
      Administered Assets                               31.2
                                                       -----
        Total                                         $289.5
                                                       =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                           $2,332
    Other Owned Assets                                 $(120)
  Total Managed Assets                                $7,020

Cash Sales:
  Mutual Funds                                       $12,104
  Annuities                                            1,362
  Investment Certificates                                835
  Life and Other Insurance Products                      237
  Institutional                                        1,551
  Other                                                  573
                                                      ------
Total Cash Sales                                     $16,662
                                                      ======

Number of Financial Advisors                          11,094
Fees from Financial Plans and Advice Services          $26.3
Percentage of Total Sales from Financial Plans
  and Advice Services                                   66.9 %


                                                    Quarters Ended
                                                     December 31,
                                                        1999
                                                        ----
Investments (billions)                                 $30.3
Client Contract Reserves (billions)                    $31.0
Shareholder's Equity (billions)                         $3.9
Return on Average Equity*                               22.9 %

Life Insurance in Force (billions)                     $89.2
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                    $55.5
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                         35.9
        Other Owned Assets                              38.7
                                                       -----
          Total Owned Assets                            74.6
      Managed Assets                                   115.1
      Administered Assets                               24.8
                                                       -----
        Total                                         $270.0
                                                       =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                           $6,726
    Other Owned Assets                                 $(254)
  Total Managed Assets                               $20,745

Cash Sales:
  Mutual Funds                                        $8,611
  Annuities                                              939
  Investment Certificates                                993
  Life and Other Insurance Products                      224
  Institutional                                        1,928
  Other                                                  870
                                                      ------
Total Cash Sales                                     $13,565
                                                      ======

Number of Financial Advisors                          11,366
Fees from Financial Plans and Advice Services          $22.1
Percentage of Total Sales from Financial Plans
  and Advice Services                                   67.4 %

                                                   Quarters Ended
                                                    September 30,
                                                        1999
                                                        ----
Investments (billions)                                 $30.7
Client Contract Reserves (billions)                    $31.0
Shareholder's Equity (billions)                         $3.9
Return on Average Equity*                               22.8 %

Life Insurance in Force (billions)                     $86.3
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                    $48.2
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                         28.9
        Other Owned Assets                              38.1
                                                       -----
          Total Owned Assets                            67.0
      Managed Assets                                    99.5
      Administered Assets                               21.1
                                                       -----
        Total                                         $235.8
                                                       =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                            $(986)
    Other Owned Assets                                 $(273)
  Total Managed Assets                               $(5,318)

Cash Sales:
  Mutual Funds                                        $8,304
  Annuities                                            1,190
  Investment Certificates                              1,061
  Life and Other Insurance Products                      196
  Institutional                                          909
  Other                                                  953
                                                      ------
Total Cash Sales                                     $12,613
                                                      ======

Number of Financial Advisors                          10,631
Fees from Financial Plans and Advice Services          $22.3
Percentage of Total Sales from Financial Plans
  and Advice Services                                   67.7 %

                                                   Quarters Ended
                                                      June 30,
                                                        1999
                                                        ----
Investments (billions)                                 $30.7
Client Contract Reserves (billions)                    $30.8
Shareholder's Equity (billions)                         $4.0
Return on Average Equity*                               22.8 %

Life Insurance in Force (billions)                     $84.6
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                    $49.8
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                         30.1
        Other Owned Assets                              37.8
                                                       -----
          Total Owned Assets                            67.9
      Managed Assets                                   102.1
      Administered Assets                               20.8
                                                       -----
        Total                                         $240.6
                                                       =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                           $1,520
    Other Owned Assets                                 $(395)
  Total Managed Assets                                $5,329

Cash Sales:
  Mutual Funds                                        $8,872
  Annuities                                              980
  Investment Certificates                                835
  Life and Other Insurance Products                      169
  Institutional                                        1,432
  Other                                                  805
                                                      ------
Total Cash Sales                                     $13,093
                                                      ======

Number of Financial Advisors                          10,489
Fees from Financial Plans and Advice Services          $22.8
Percentage of Total Sales from Financial Plans
  and Advice Services                                   65.2 %


*  Excluding the effect of SFAS No. 115.
Note: In the first quarter of 2000, reporting of data related to cash sales and assets owned, managed and administered was revised to better reflect AEFA's multiple sales channel strategy and broadening of its product portfolio through additional non-proprietary offerings.



(Preliminary)   American Express Bank/Travelers Cheque
                --------------------------------------
                         Statements of Income
                         --------------------
                            (Unaudited)

(Dollars in millions)
                                          Quarters Ended
                                             June 30,
                                          --------------   Percentage
                                          2000      1999    Inc/(Dec)
                                          ----      ----    ---------
Net Revenues:
  Interest Income                         $183      $183     (0.1) %
  Interest Expense                         120       108     10.5
                                           ---       ---
    Net Interest Income                     63        75    (15.5)
  TC Investment Income                      98        86     13.6
  Commissions and Fees                      59        47     26.0
  Foreign Exchange Income & Other Revenue   42        51    (18.1)
                                           ---       ---
    Total Net Revenues                     262       259      1.1
                                           ---       ---

Expenses:
  Human Resources                           84        85     (0.5)
  Other Operating Expenses                 159       150      5.4
  Provision for Losses                      15        18    (15.5)
                                           ---       ---
    Total Expenses                         258       253      1.9
                                           ---       ---
Pretax Income                                4         6    (34.0)
Income Tax Benefit                         (36)      (32)    13.4
                                            --        --
Net Income                                 $40       $38      6.0
                                            ==        ==


(Preliminary)    American Express Bank/Travelers Cheque
                 --------------------------------------
                   Selected Statistical Information
                   --------------------------------
                              (Unaudited)

(Dollars in billions, except where indicated)

                                            Quarters Ended
                                               June 30,
                                            --------------   Percentage
                                            2000      1999   Inc/(Dec)
                                            ----      ----   --------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)       $956    $1,048    (8.8) %
Return on Average Common Equity *           17.6 %    18.5 %     -
Return on Average Assets *                  0.80 %    0.86 %     -
American Express Bank:
  Shareholder's Equity (millions)           $707      $714    (1.0)
  Total Loans                               $5.1      $5.2    (2.3)
  Total Non-performing Loans (millions)     $174      $210   (17.0)
  Other Non-performing Assets (millions)     $36       $55   (33.5)
  Reserve for Credit Losses (millions)**    $187      $249   (25.1)
  Loan Loss Reserves as a % of Total
    Loans                                    3.3 %     4.1 %     -
  Deposits                                  $8.2      $8.0     2.1
  Assets Managed / Administered ***        $10.3      $7.0    47.4
  Assets of Non-Consolidated Joint
    Ventures                                $2.3      $2.2     8.0
  Risk-Based Capital Ratios:
    Tier 1                                  10.3 %     9.8 %     -
    Total                                   11.9 %    12.1 %     -
  Leverage Ratio                             5.8 %     5.7 %     -
Travelers Cheque:
  Sales                                     $6.7      $6.1    10.6
  Average Outstanding                       $6.5      $6.1     7.3
  Average Investments                       $6.2      $5.7     7.4
  Tax Equivalent Yield                       8.9 %     8.8 %     -



*   Excludes the effect of SFAS No. 115 for all periods presented.

**  Allocation:
      Loans                                 $166      $216
      Other Assets, primarily derivatives     16        32
      Other Liabilities                        5         1
                                             ---       ---
        Total Credit Loss Reserves          $187      $249
                                             ===       ===

*** Includes assets managed by American Express Financial Advisors.



(Preliminary)  American Express Bank/Travelers Cheque
               --------------------------------------
                         Statements of Income
                         --------------------
                              (Unaudited)
(Dollars in millions)

                                                Quarters Ended
                                                   June 30,
                                                     2000
                                                     ----
Net Revenues:
  Interest Income                                    $183
  Interest Expense                                    120
                                                      ---
    Net Interest Income                                63
  TC Investment Income                                 98
  Commissions and Fees                                 59
  Foreign Exchange Income & Other Revenue              42
                                                      ---
    Total Net Revenues                                262
                                                      ---

Expenses:
  Human Resources                                      84
  Other Operating Expenses                            159
  Provision for Losses                                 15
                                                      ---
    Total Expenses                                    258
                                                      ---
Pretax Income                                           4
Income Tax Benefit                                    (36)
                                                       --
Net Income                                            $40
                                                       ==


                                                Quarters Ended
                                                   March 31,
                                                     2000
                                                     ----
Net Revenues:
  Interest Income                                    $183
  Interest Expense                                    118
                                                      ---
    Net Interest Income                                65
  TC Investment Income                                 91
  Commissions and Fees                                 54
  Foreign Exchange Income & Other Revenue              41
                                                      ---
    Total Net Revenues                                251
                                                      ---
Expenses:
  Human Resources                                      84
  Other Operating Expenses                            148
  Provision for Losses                                 16
                                                      ---
    Total Expenses                                    248
                                                      ---
Pretax Income                                           3
Income Tax Benefit                                    (37)
                                                       --
Net Income                                            $40
                                                       ==


                                                Quarters Ended
                                                 December 31,
                                                     1999
                                                     ----
Net Revenues:
  Interest Income                                    $180
  Interest Expense                                    112
                                                      ---
    Net Interest Income                                68
  TC Investment Income                                 88
  Commissions and Fees                                 51
  Foreign Exchange Income & Other Revenue              45
                                                      ---
    Total Net Revenues                                252
                                                      ---

Expenses:
  Human Resources                                      90
  Other Operating Expenses                            151
  Provision for Losses                                 11
                                                      ---
    Total Expenses                                    252
                                                      ---
Pretax Income                                           -
Income Tax Benefit                                    (35)
                                                       --
Net Income                                            $35
                                                       ==

                                                Quarters Ended
                                                September 30,
                                                     1999
                                                     ----
Net Revenues:
  Interest Income                                    $181
  Interest Expense                                    106
                                                      ---
    Net Interest Income                                75
  TC Investment Income                                 91
  Commissions and Fees                                 49
  Foreign Exchange Income & Other Revenue              46
                                                      ---
    Total Net Revenues                                261
                                                      ---

Expenses:
  Human Resources                                      86
  Other Operating Expenses                            159
  Provision for Losses                                 12
                                                      ---
    Total Expenses                                    257
                                                      ---
Pretax Income                                           4
Income Tax Benefit                                    (34)
                                                       --
Net Income                                            $38
                                                       ==

                                                Quarters Ended
                                                   June 30,
                                                     1999
                                                     ----
Net Revenues:
  Interest Income                                    $183
  Interest Expense                                    108
                                                      ---
    Net Interest Income                                75
  TC Investment Income                                 86
  Commissions and Fees                                 47
  Foreign Exchange Income & Other Revenue              51
                                                      ---
    Total Net Revenues                                259
                                                      ---

Expenses:
  Human Resources                                      85
  Other Operating Expenses                            150
  Provision for Losses                                 18
                                                      ---
    Total Expenses                                    253
                                                      ---
Pretax Income                                           6
Income Tax Benefit                                    (32)
                                                       --
Net Income                                            $38
                                                       ==



(Preliminary)   American Express Bank/Travelers Cheque
                --------------------------------------
                   Selected Statistical Information
                   --------------------------------
                              (Unaudited)

(Dollars in billions, except where indicated)

                                                   Quarters Ended
                                                      June 30,
                                                        2000
                                                        ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                   $956
Return on Average Common Equity *                       17.6 %
Return on Average Assets *                              0.80 %
American Express Bank:
  Shareholder's Equity (millions)                       $707
  Total Loans                                           $5.1
  Total Non-performing Loans (millions)                 $174
  Other Non-performing Assets (millions)                 $36
  Reserve for Credit Losses (millions)**                $187
  Loan Loss Reserves as a % of Total Loans               3.3 %
  Deposits                                              $8.2
  Assets Managed / Administered ***                    $10.3
  Assets of Non-Consolidated Joint
    Ventures                                            $2.3
  Risk-Based Capital Ratios:
    Tier 1                                              10.3 %
    Total                                               11.9 %
  Leverage Ratio                                         5.8 %
Travelers Cheque:
  Sales                                                 $6.7
  Average Outstanding                                   $6.5
  Average Investments                                   $6.2
  Tax Equivalent Yield                                   8.9 %

                                                   Quarters Ended
                                                      March 31,
                                                        2000
                                                        ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                   $943
Return on Average Common Equity *                       17.3 %
Return on Average Assets *                              0.81 %
American Express Bank:
  Shareholder's Equity (millions)                       $697
  Total Loans                                           $5.0
  Total Non-performing Loans (millions)                 $174
  Other Non-performing Assets (millions)                 $31
  Reserve for Credit Losses (millions)**                $189
  Loan Loss Reserves as a % of Total Loans               3.4 %
  Deposits                                              $8.4
  Assets Managed / Administered ***                     $9.4
  Assets of Non-Consolidated Joint
    Ventures                                            $2.4
  Risk-Based Capital Ratios:
    Tier 1                                              10.1 %
    Total                                               11.6 %
  Leverage Ratio                                         5.6 %
Travelers Cheque:
  Sales                                                 $5.1
  Average Outstanding                                   $6.1
  Average Investments                                   $6.0
  Tax Equivalent Yield                                   8.9 %


                                                   Quarters Ended
                                                    December 31,
                                                        1999
                                                        ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                   $875
Return on Average Common Equity *                       17.5 %
Return on Average Assets *                              0.82 %
American Express Bank:
  Shareholder's Equity (millions)                       $691
  Total Loans                                           $5.1
  Total Non-performing Loans (millions)                 $168
  Other Non-performing Assets (millions)                 $37
  Reserve for Credit Losses (millions)**                $189
  Loan Loss Reserves as a % of Total Loans               3.3 %
  Deposits                                              $8.3
  Assets Managed / Administered ***                     $8.6
  Assets of Non-Consolidated Joint
    Ventures                                            $2.2
  Risk-Based Capital Ratios:
    Tier 1                                               9.9 %
    Total                                               12.0 %
  Leverage Ratio                                         5.6 %
Travelers Cheque:
  Sales                                                 $5.4
  Average Outstanding                                   $6.1
  Average Investments                                   $5.9
  Tax Equivalent Yield                                   8.8 %


                                                   Quarters Ended
                                                   September 30,
                                                        1999
                                                        ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                   $956
Return on Average Common Equity *                       17.7 %
Return on Average Assets *                              0.83 %
American Express Bank:
  Shareholder's Equity (millions)                       $702
  Total Loans                                           $5.1
  Total Non-performing Loans (millions)                 $181
  Other Non-performing Assets (millions)                 $40
  Reserve for Credit Losses (millions)**                $204
  Loan Loss Reserves as a % of Total Loans               3.5 %
  Deposits                                              $8.1
  Assets Managed / Administered ***                     $7.7
  Assets of Non-Consolidated Joint
    Ventures                                            $2.4
  Risk-Based Capital Ratios:
    Tier 1                                               9.9 %
    Total                                               12.1 %
  Leverage Ratio                                         5.5 %
Travelers Cheque:
  Sales                                                 $7.3
  Average Outstanding                                   $6.5
  Average Investments                                   $6.2
  Tax Equivalent Yield                                   8.8 %


                                                   Quarters Ended
                                                      June 30,
                                                        1999
                                                        ----

Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                 $1,048
Return on Average Common Equity *                       18.5 %
Return on Average Assets *                              0.86 %
American Express Bank:
  Shareholder's Equity (millions)                       $714
  Total Loans                                           $5.2
  Total Non-performing Loans (millions)                 $210
  Other Non-performing Assets (millions)                 $55
  Reserve for Credit Losses (millions)**                $249
  Loan Loss Reserves as a % of Total Loans               4.1 %
  Deposits                                              $8.0
  Assets Managed/Administered***                        $7.0
  Assets of Non-Consolidated Joint
    Ventures                                            $2.2
  Risk-Based Capital Ratios:
    Tier 1                                               9.8 %
    Total                                               12.1 %
  Leverage Ratio                                         5.7 %
Travelers Cheque:
  Sales                                                 $6.1
  Average Outstanding                                   $6.1
  Average Investments                                   $5.7
  Tax Equivalent Yield                                   8.8 %


*  Excludes the effect of SFAS No. 115 for all periods presented.


                                        Quarters Ended
                                        -------------
                               06/00  03/00  12/99  09/99  06/99
** Allocations:                -----  -----  -----  -----  -----


      Loans                     $166   $170   $169   $179   $216
      Other Assets,
       primarily derivatives      16     15     16     23     32
      Other Liabilities            5      4      4      2      1
                                 ---    ---    ---    ---    ---
        Total Credit Loss
         Reserves               $187   $189   $189   $204   $249
                                 ===    ===    ===    ===    ===

***Includes assets managed by American Express Financial Advisors.




                       American Express Bank
                       ---------------------
                 Exposures By Country and Region
                 -------------------------------
                           (Unaudited)

($ in billions)



                                     Net
                                  Guarantees
                           FX and    and          6/30/00     3/31/00
                           Deriva- Contin-         Total       Total
 Country            Loans  tives    gents  Other* Exposure**  Exposure**
-------------       -----  ------  ------- -----  --------    --------
                                                   C>
Hong Kong            $0.5        -    $0.1   $0.1   $0.6      $0.7
Indonesia             0.1        -     0.1    0.1    0.3       0.3
Singapore             0.5        -     0.1    0.1    0.6       0.7
Korea                 0.2        -       -    0.3    0.5       0.4
Taiwan                0.2        -       -    0.1    0.4       0.4
China                   -        -       -      -      -         -
Japan                   -        -       -      -    0.1       0.1
Thailand                -        -       -      -      -        -
Other                 0.1        -       -    0.1    0.2       0.3
                      ---      ---     ---    ---    ---      ----
 Total Asia/Pacific
   Region**           1.6        -     0.4    0.7    2.7       2.9
                      ---      ---     ---    ---    ---      ----

Chile                 0.2        -       -    0.1    0.4       0.4
Brazil                0.2        -       -    0.1    0.3       0.3
Mexico                0.1        -       -      -    0.1       0.1
Peru                    -        -       -      -      -         -
Argentina             0.1        -       -      -    0.1       0.1
Other                 0.2        -     0.2    0.1    0.5       0.5
                      ---      ---     ---    ---    ---      ----
 Total Latin
   America**          0.9        -     0.2    0.3    1.4       1.3
                      ---      ---     ---    ---    ---      ----

India                 0.3        -     0.1    0.3    0.7       0.7
Pakistan              0.1        -       -    0.2    0.3       0.3
Other                 0.1        -     0.1    0.1    0.2       0.2
                      ---      ---     ---    ---    ---      ----
 Total Sub-
   continent**        0.5        -     0.2    0.6    1.2       1.2
                      ---      ---     ---    ---    ---      ----

Egypt                 0.3        -       -    0.2    0.5       0.5
Other                 0.1        -       -      -    0.2       0.2
                      ---      ---     ---    ---    ---      ----
 Total Middle East
   & Africa**         0.4        -     0.1    0.2    0.7       0.8
                      ---      ---     ---    ---    ---      ----

 Total Europe***      1.4      0.1     0.5    2.3    4.4       4.7

 Total North
   America**          0.3      0.1     0.2    1.3    1.8       1.8
                      ---      ---     ---    ---    ---      ----

Total Worldwide**    $5.1     $0.2    $1.5   $5.4  $12.3     $12.7
                      ===      ===     ===    ===   ====      ====

     *   Includes cash, placements and securities.
    **   Individual items may not add to totals due to rounding.
   ***   Total exposures at 6/30/00 and 3/31/00 include
         $5 million and $10 million of exposures to Russia, respectively.

Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.